UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2015

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareowners of UIL Holdings Corporation (UIL Holdings or Corporation) was held on May 12, 2015.  The following matters were submitted to a vote:  (1) election of the members of the Board of Directors for one-year terms, until the 2016 Annual Meeting, (2) ratification of the selection of PricewaterhouseCoopers LLP as UIL Holdings’ independent registered public accounting firm for 2015 and (3) approval, on an advisory basis, of the compensation of the Corporation’s Named Executive Officers.  For more information on the above proposals, see the Corporation’s proxy statement dated April 1, 2015.

All of the nominees for election as Directors listed in the Corporation’s proxy statement for the meeting were elected, by the following votes:

	Number of Shares
Nominee	For	Withheld	Broker Non-Votes
Thelma R. Albright	39,223,897	1,767,990	10,825,629
Arnold L. Chase	37,880,103	3,111,784	10,825,629
Betsy Henley-Cohn	39,199,579	1,792,308	10,825,629
Suedeen G. Kelly	40,097,168	894,719	10,825,629
John L. Lahey	40,146,360	845,527	10,825,629
Daniel J. Miglio	40,306,948	684,939	10,825,629
William F. Murdy	40,047,308	944,579	10,825,629
William B. Plummer	40,470,475	521,412	10,825,629
Donald R. Shassian	40,474,466	517,421	10,825,629
James P. Torgerson	40,324,078	667,809	10,825,629

The selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the books and affairs of UIL Holdings for the fiscal year 2015 was ratified by the following vote:

Number of Shares
For	Against	Abstained
51,145,561	561,039	110,916

The compensation of the Corporation’s Named Executive Officers was approved by the following non-binding advisory vote:

Number of Shares
For	Against	Abstained	Broker Non-Votes
39,357,979	1,272,994	360,914	10,825,629

Item 8.01	Other Events.

On May 12, 2015, UIL Holdings issued a press release announcing that its Board of Directors had declared a quarterly dividend of $0.432 per share on its common stock.  This dividend is payable July 1, 2015 to shareowners of record at the close of business on June 15, 2015.

A copy of the Registrant's press release discussing the dividend, among other items, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits – The following exhibit is filed as part of this report:

99.1	Press release, dated May 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 5/14/15	By	/s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press release, dated May 12, 2015.